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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2004

Citigroup Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-9924 (Commission File Number)	52-1568099 (IRS Employer Identification Number)
399 Park Avenue, New York, New York (Address of principal executive offices)	10043 (Zip Code)

(212) 559-1000
(Registrant's telephone number,
including area code)

Citigroup Inc.
Current Report on Form 8-K

Item 5.    Other Events.

        On May 5, 2004, Citigroup Inc. ("Citigroup" or the "Company") filed its Quarterly Report on Form 10-Q for the quarter ended March 31, 2004 (the "March 31, 2004 Form 10-Q") with the Securities and Exchange Commission. In the March 31, 2004 Form 10-Q, the Company changed its manner of presentation of its business segment disclosures to reflect the Risk Capital Allocation Methodology discussed below. Accordingly, the Company is filing this Form 8-K to conform its historical financial statements to reflect these changes. The Company is also providing voluntary supplemental disclosure which discusses these changes as they impact the historical results of operations.

        The information included in this Form 8-K does not in any way restate or revise Citigroup's consolidated net income in any previously reported financial statements.

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ALLOCATION OF RISK CAPITAL

        On January 1, 2004, the Company implemented a methodology to consistently quantify Risk Capital requirements within and across Citigroup businesses. Exhibit 99.1 provides a description of this methodology. The introduction of Risk Capital brings a consistent methodology for quantifying risk levels across Citigroup businesses. As such, business segment disclosures have been changed to reflect the impact of this methodology change. Citigroup consolidated net income is unchanged.

        Attached hereto as Exhibit 99.1 and incorporated by reference herein is information relating to Risk Capital and its impact within and across the Company's businesses. Such information should be read in conjunction with and as a supplement to information contained in Citigroup's Annual Report on Form 10-K for the fiscal year ended December 31, 2003. The information set forth in Exhibit 99.1 is at and as of December 31, 2003. For current discussions regarding business trends and forward-looking statements, reference is made to the March 31, 2004 Form 10-Q.

        Attached hereto as Exhibit 99.2 and incorporated by reference herein are the historical audited financial statements of Citigroup for the fiscal year ended December 31, 2003. The manner of presentation of the Company's business segment results have been conformed to reflect the implementation of the Risk Capital Allocation Methodology. The financial statements included in Exhibit 99.2 shall serve as the historical audited financial statements of Citigroup for existing and future filings made pursuant to the Securities Act of 1933, as amended, until Citigroup files its Annual Report on Form 10-K for the fiscal year ended December 31, 2004.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(a)
Not applicable.

(b)
Not applicable.

(c)
Exhibits.

Exhibit Number	Description of Exhibit
99.1	Supplemental information of Citigroup concerning the implementation of the Company's Risk Capital Allocation Methodology.
99.2
Historical audited consolidated financial statements of Citigroup, conformed to reflect the implementation of the Company's Risk Capital Allocation Methodology. Also included is the independent auditors' report dated February 26, 2004, except as to note 4 to the consolidated financial statements of Citigroup, which is as of May 14, 2004.
99.3	Consent of KPMG LLP.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIGROUP INC.
Dated: May 14, 2004
	By:	/s/ WILLIAM P. HANNON William P. Hannon Controller and Chief Accounting Officer

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Citigroup Inc. Current Report on Form 8-K
SIGNATURE